SUPPLEMENT Dated December 17, 2013
To the Current Prospectus For:

ING Income Annuity

Issued by ING Life Insurance and Annuity Company
Through Its Variable Annuity Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our
Customer Service Center at 1-800-366-0066.

IMPORTANT INFORMATION REGARDING AN UPCOMING INVESTMENT PORTFOLIO CHANGE

Please note: The following information only affects you if you currently invest in or plan to invest in a subaccount that corresponds to the investment portfolio referenced below.

REORGANIZATION OF AN INVESTMENT PORTFOLIO

The Board of Trustees of ING Investors Trust has approved a proposal to reorganize the ING American
Funds International Portfolio (the “Merging Portfolio”) with and into the ING International Index
Portfolio (Class I) (the “Surviving Portfolio”). The proposed reorganization is subject to approval by the shareholders of the Merging Portfolio. If shareholder approval is obtained, it is expected the reorganization will be effective on or about the close of business on March 14, 2014.

On the effective reorganization date noted above, a shareholder of the Merging Portfolio will become a shareholder of the Surviving Portfolio. Each shareholder will thereafter hold shares of the Surviving
Portfolio having equal aggregate value as shares of the Merging Portfolio, and the Merging Portfolio will no longer be available under the contract.

Prior to the reorganization, you may reallocate your contract value in the Merging Portfolio to another investment portfolio or fixed option currently available under the contract. This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in the Merging Portfolio on the reorganization date will be placed in the
Surviving Portfolio. You may provide alternative instructions by calling our Customer Service Center.

As of the date noted above, all references in the prospectus to the Merging Portfolio are deleted. For more information please refer to your prospectus or call our Customer Service Center.

X.09515-13GWA	December 2013